Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BCD)

(each, a “Fund” and, together, the “Funds”)

Supplement dated June 25, 2020 (the “Supplement”) to the Statutory Prospectus (the “Prospectus”) dated May 1, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Denise Krisko is no longer a portfolio manager of the Funds. Austin Wen will continue to serve as a portfolio manager of the Funds. In addition, Rafael Zayas has assumed portfolio management responsibilities for the Funds. Accordingly, effective immediately, the Prospectus is amended as follows.

Each table in the section entitled “Portfolio Managers” under “Management” on pages 6 and 12 is hereby deleted in its entirety and replaced with the following:

Employee	Length of Service	Title
Austin Wen, CFA	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

The disclosure under the section entitled “Portfolio Managers” under “Management of the Funds” on page 22 is hereby deleted in its entirety and replaced with the following:

Austin Wen and Rafael Zayas serve as the Funds’ portfolio managers (the “Portfolio Managers”) and are primarily responsible for the day-to-day management of the Funds.

Mr. Wen, CFA, has served as a Portfolio Manager of the Sub-Advisor since 2016 and has eight years of investment management experience. Mr. Wen specializes in portfolio management and trading of equity portfolios and commodities based portfolios, as well as risk monitoring and investment analysis. Mr. Wen joined Vident in 2014 and was previously an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Mr. Zayas, CFA, has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is Senior Portfolio Manager – International Equities, for the Sub-Advisor, specializing in managing and trading of developed, emerging, and frontier market portfolios. Prior to joining the Sub-Advisor in 2017, Mr. Zayas was a Portfolio Manager for seven years at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.

The changes described above are not expected to have an impact on the Funds’ fees and expenses, investment objectives or principal investment strategies.

Please retain this Supplement for future reference.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI)

Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BCD)

(each, a “Fund” and, together, the “Funds”)

Supplement dated June 25, 2020 (the “Supplement”) to the Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Denise Krisko is no longer a portfolio manager of the Funds. Austin Wen will continue to serve as a portfolio manager of the Funds. In addition, Rafael Zayas has assumed portfolio management responsibilities for the Funds. Accordingly, effective immediately, the SAI is amended as follows.

The following disclosure replaces the second paragraph under the section entitled “Portfolio Managers” on page 22:

Austin Wen and Rafael Zayas serve as portfolio managers (“Portfolio Managers”) of the Funds.

The following information, as of December 31, 2019, replaces the table under the section entitled “Other Accounts Managed by the Portfolio Managers” under “Portfolio Managers” on page 23:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Austin Wen	9	$534	1	$73	--	--
Rafael Zayas	8	$1,479	--	--	--	--

* None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.

Please retain this Supplement for future reference.